LEASE AGREEMENT


PARTIES

    THIS AGREEMENT, made this 31 day of January, One Thousand Nine Hundred and Ninety-five, (1995), by and between LEONARD A. GREEN and HARRY SILVER t/a GS DEVELOPERS, 16 West Glenside Road, Glenside, PA 19037 (herein after called "Lessor"), of the one part, and DATARAM CORPORATION, P.O. Box 7528 Princeton, New Jersey 08543 (hereinafter called "Lessee"), of the other part. Lessor represents that it is owner in fee simple title of the demised premises as hereinafter defined.

DEMISED PREMISES, USAGE, TERM AND MINIMUM RENT

     WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain premises at 29 Richard Road, Northampton Township in the County of Bucks, Commonwealth of Pennsylvania (hereinafter referred to as the "demised premises") to be used and occupied in the business of assembling circuit boards and related activities for the term of Thirty-six (36) months beginning the 1st day of February, One Thousand Nine Hundred and Ninety Five
(1995) and ending the 31st day of January, One Thousand Nine Hundred and Ninety Eight, (1998) for the total minimum rental as hereinafter set forth payable in monthly installments in advance as follows:

     (1) For the first year the minimum rental of Twenty Thousand Dollars ($20,000.00), payable in monthly installments of One Thousand Six Hundred Sixty-Six Dollars and Sixty-Seven Cents. ($1,666.67);

     (2) Year two, commencing February 1, 1996, the minimum rental of Twenty Four Thousand Dollars ($24,000.00), payable in monthly installments of Two Thousand Dollars
($2,000.00);

     (3) Year three, commencing February 1, 1997, the minimum rental of Twenty Eight Thousand Dollars ($28,000.00), payable in monthly installments of Two Thousand Three Hundred Thirty-Three Dollars and Thirty-Three Cents ($2,333.33).

LATE CHARGES

In the event that any monthly rental payments shall become overdue for a period of seven (7) days Lessee shall pay to the Lessor a "late charge" of 5 Cents for each dollar ($1.00) overdue to cover the extra expense involved in handling delinquent payments.




ADDITIONAL RENT, DAMAGES FOR DEFAULT, TAXES, FIRE INSURANCE PREMIUMS.
WATE, RENT

     Lessee agrees to pay as rent in addition to the minimum rental herein reserved, any sums which may become due by reason of the failure of Lessee to comply with the covenants of this lease and any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also all damages to the demised premises caused by any act of neglect of the Lessee.

     Additional Rent. Lessee further agrees to pay as rent in addition to the minimum rental herein reserved:

     (a) Taxes. One Seventh (1/7th) of all taxes assessed or imposed upon the land and building which constitute the assessment on the property of which the demised premises is a part. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. Lessor shall promptly forward to Lessee all bills received by Lessor for taxes which Lessee is required by the provisions of this lease to pay, and which shall be assessed or levied against Lessor. Lessee shall promptly, within TEN (10) DAYS after receipt of said bill from Lessor, pay the amount specified in said bill to Lessor. Lessee agrees, however, that any failure on the part of the Lessor to submit to Lessee bills received by Lessor for taxes, shall not be deemed a waiver, abrogation or limitation of Lessee's obligation to pay all taxes imposed on the demised premises as above provided.

     (b) Lessee shall pay a prorata share of Lessor's Rent Insurance covering the property at 29 Richard Road, Northampton Township, PA. Annual charge to Lessee shall not exceed $150.00.

     (c) ONE HUNDRED PERCENT (100%) of premiums for insurance, obtained by Lessor, against loss by fire and such other hazards, casualties and contingencies as are usually covered by an all risk form of policy. The fire insurance and extended coverage insurance, together with such other insurance as Lessor shall be required to maintain in connection with the demised premises, shall be at all times in an amount equal to the full replacement value of the improvements on the demised premises.

     (d) The insurance payable under (c) above shall be One Seventh (1/7th) of the total premiums paid by the Lessor on the property that the premises is a part and shall be prorated during the first and last years of the lease, the fraction shall be the number of months tenant occupies the premises as the numerator and twelve (12) as the denominator.

     (e) Water Rent. Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due,

     (f) Sewer Rent. Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises immediately when the same become due.

PLACE OF PAYMENT

All rent shall be payable without prior notice or demand at the office of Lessor, 16 West Glenside Avenue, Glenside, Pennsylvania 19038, or at such other place as Lessor may from time to time designate by notice in writing.

AFFIRMATIVE COVENANTS OF LESSEE

Lessee covenants and agrees that he will without demand, during the term of this lease or any renewal hereof:

     (a) Payment of Rent. Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, and that if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions or constitute or be construed as a waiver of any of Lessor's rights.

     (b) Cleaning. Repairing etc. Keep the demised premises clean and free from all ashes, dirt and refuse matter, replace all broken glass, windows, doors, etc. in the demised premises. Keep all waste and drainpipes from the demised premises open; repair all damage to plumbing in the demised premises; keep the demised premises in good order and repair, reasonable wear and tear excepted. Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep them. Notwithstanding the foregoing, Lessee is not responsible for repairs to the roof or the structural walls of the building.

     (c) Insurance. Lessee, at Lessee's sole cost and expense, shall obtain and maintain in effect at all times during the term of this lease, policies providing the following coverage:

          (i) Fire and extended coverage insurance insuring Lessee's fixtures and equipment installed or located on the leased premises. covering all of the contents of the leased premises in an amount not less than eighty (80%) per cent of the full replacement value of said items, together with insurance against vandalism, malicious mischief. Any and all of the proceeds of such insurance, so long as this lease shall remain in effect, shall be used only to repair and replace the items so insured.

          (ii) A comprehensive policy of general liability insurance, naming Lessor and any mortgagee and/or Lessor as additional insureds. protecting Lessor, Lessee and any such mortgagee and/or master Lessor against any liability occasioned by any occurrence on or about any part of the Industrial Park, the leased premises or any appurtenances thereto, or arising from any of the items set forth against which Lessee is required to indemnify Lessor, with such policies to be in the amount of $500,000.00 with respect to any one person, in the amount of $1,000,000.00 with respect to any one accident and in the amount of $50,000.00 with respect to any property damage.

     (d) Requirements of Public. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or its use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to so.

     (e) Fire. Use every reasonable precaution against fire.

     (f) Rules and Regulations. Comply with reasonable rules and regulations of Lessor promulgated as hereinafter provided.

     (g) Surrender of Possession. Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at its office all keys for the demised premises.

     (h) Notice of Fire etc. Give to Lessor prompt written notice of any accident, fire or damage occurring on or to the demised premises.

     (i) Condition of Payment. In the event that all or a portion of the demised premises is at street or pavement level, Lessor shall be responsible for the condition of the pavement and/or curb. Lessee shall be responsible for the condition of cellar doors, awnings and other erections in the pavement during the term of this lease or any renewal hereof, shall keep the pavement free from snow and ice and shall be, and hereby agrees, that Lessee is solely liable for any accidents due or alleged to be due to their defective condition, or to any accumulations of snow and ice, except for condition of the pavement or curb, which is the responsibility of Lessor.

     (j) Certificate of Occupancy. Lessee shall apply to the Township of Northampton and secure the necessary occupancy permit. Lessor will cooperate with Lessee by executing whatever documents are reasonably necessary to obtain the Certificate of Occupancy. If Lessee is unable to obtain the Certificate of Occupancy through no fault of Lessee, Lessee shall have the right to terminate this Lease Agreement and receive a return of its security deposit

NEGATIVE COVENANTS OF LESSEE

     Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained which consent shall not be unreasonably withheld.

     (a) Use of Premises. Occupy the demised premises in any other manner or for any other purpose than as above set forth.

     (b) Assignment and Subletting. Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof, nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against (and not dismissed within sixty (60) days from filing), the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed (and not dismissed within sixty (60) days from filing), or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

     (c) Signs. Place or allow to be placed any stand, booth, sign or showcase upon the doorsteps, vestibules or outside walls or pavements of said premises, or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or devise painted, placed or erected, if permission has been granted, and restore walls, etc. to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign, show case, projection or device, and restoring said walls, etc., to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

     (d) Alterations. Improvements. Make any alterations, improvements or additions to the demised premises. All alterations, improvements, additions, or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail to do so, Lessor may, at Lessor's option, do so, and Lessee agrees to pay, as additional rent, the cost thereof. Lessor specifically grants permission to Lessee to install at Lessee's cost and expense an anti-static floor covering consisting of a special kind of tile over approximately 6500 square feet. Lessee shall not be obligated to remove this floor covering at the termination of this Lease Agreement, providing the floor is in good condition.

     (e) Machinery. Use or operate any machinery that, in Lessor's reasonable opinion is harmful to the building or disturbing to other lessees occupying other parts thereof.

     (f) Weights. Place any weights in any portion of the demised premises beyond the safe carrying capacity of the structure.

     (g) Fire Insurance. Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed in the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzene or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of the lease), Lessee agrees to pay to Lessor as additional rent any increase of premiums on insurance carried by Lessor or by other lessees in the building of which the demised premises is a part, on the demised premises, or any part thereof, or on such building, caused in any way by the occupancy or conduct of Lessee.

     (h) Wheeled Vehicles. Use or permit to be used on the demised premises any hand trucks, dollies and/or any other wheeled vehicles unless they are equipped with rubber tires.

     (i) Waste and Hazardous Materials. That neither Lessee and those claiming or acting by, through or under Lessee shall store, handle, treat, dispose of, discharge, or produce waste in the building. "Waste" is defined as any waste, product, or material which is regulated or monitored by any Federal State or local law, ordinance, or governmental authority, or any waste, product, or material whose use, storage, handling, treatment, disposal, discharge, or production is likewise regulated or monitored. Tenant agrees to indemnify Lessor and hold Lessor harmless of and from all reasonable costs and expenses incurred as a direct consequence of any and all claims made against Lessor and its agents resulting from or arising out of any default by Lessee (or any person or entity claiming by, through or under Lessee) in the performance of the obligation contained in this Lease.

LESSOR'S OBLIGATIONS

1. Lessor agrees that it will make any necessary repairs to the roof and maintain the structural walls of the building.

2.     Lessor will immediately make the following repairs to the premises:

     (a) Repair the ceilings in the office and replace any defective tiles;

     (b)     Seal all windows for moisture control;

     (c)     Seal openings in the outer walls;

     (d) Repair the overhead doors; as follows: repair any broken doors, seal bottom and sides to prevent weather from entering;

     (f) Replace rear entrance door with panic bar exit and key lock entry;

     (g) Paint the inside walls and seal outerwalls prior to paint to retard moisture. Lessee to choose colors. Paint and seal outside walls in Spring of 1995. If choice of color requires more than one coat of paint, Lessee will pay for additional coats.

     (h) Replace front concrete entrance pad under and in front of the front overhead door;

     (i)     Repair or replace heater for the office, as required.

LESSOR'S RIGHTS

     Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises.

     (a) Inspection of Premises. At all times by itself or its duly authorized agents upon 24 hours notice to Lessee (unless in case of an emergency) to go upon and inspect the demised premises and every part thereof, and/or at its option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

     (b) Rules and Regulations. At any time or times and from time to time to make such rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when notice thereof is given to Lessee form a part of this Lease.



     (c) Sale or Rent Sign. Prospective Purchasers or Lessees. To display a "For Sale" sign at any time, and a "For Rent" sign not earlier than six (6) months prior to the termination date of the Lease Agreement; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or lessees authorized by Lessor may inspect the premises at reasonable hours upon 24 hours notice given to Lessee. If, however, Lessee prohibits or refuses to permit Lessor or its agents or any prospective purchasers or lessees authorized by the Lessor to inspect the demised premises as herein above mentioned, in that event Lessee shall be held responsible for any loss or rent that may be incurred by Lessor, particularly by reason of the fact that Lessee shall have prohibited Lessor or its agents, prospective purchasers or lessees from inspecting the herein demised premises as herein above set forth.

     Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all Liability by reason of any injury or damage, whether caused by a condition existing at the inception of this lease or occurring thereafter, to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or the building of which the demised premises is a part, from the drains pipes, plumbing work of the same, or from any place or quarter, unless such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or its servants or agents.

     Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury, where caused by a condition existing at the inception of this lease or occurring thereafter, to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways of any kind whatsoever which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part unless such damage, injury, misuse or abuse be caused by or result from the negligence of Lessor, its servants or agents.

EVENT OF DESTRUCTION

     (a) Total. In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through the fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

     (b) Partial. If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at its option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose, or terminate this lease. Lessor shall make such election to restore the premises or terminate this leave by giving notice thereof to Lessee at the demised premises within thirty (30) days from the date Lessor receives notice that the demised premises have been damaged. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof unusable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered unusable and the duration of the Lessors s possession.

     (c) Notwithstanding anything contained in paragraphs (a) and (b) above, if the damage cannot be repaired and the premises restored to their original condition within ninety (90) days from the event of destruction, tenant shall have the right to terminate this Lease Agreement.

     (d) Damage for Interruption of Use. Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance rising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this lease by reason of the destruction of the premises.

MISCELLANEOUS AGREEMENTS AND CONDITIONS

     (a) Representation of Condition of Premises. The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, its officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter except as in herein specifically provided.

     (b) Zoning. It is understood and agreed that the Lessor does not warrant or undertake that the Lessee shall be able to obtain a permit under any zoning ordinance or regulation for such use as Lessee intends to make of the said premises. However, if Tenant's use of the premises as stated on Page 1 of this Lease Agreement is not permitted under any zoning ordinance or regulation, Lessee shall have the right to terminate this Lease Agreement

REMEDIES OF LESSOR

If the Lessee

     (a) Does not pay in full within seven (7) days when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge expense, or cost herein agreed to be paid by the Lessee, and/or

     (b) Violates and/or fails to perform or otherwise breaks any covenant or agreement herein contained; and fails to cure such breach within ten (10) days after receipt of notice from Lessor; and/or(c) Becomes insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshal or Constable, and none of the foregoing matters is dismissed with sixty (60) days after filing, then and in such event or events, there shall be deemed to be a breach of this lease, and thereupon at the option of the Lessor,

        (1) The Lessor, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefore, or for damages, re-enter the said premises and the same have, and again posses and enjoy; and as agent for the Lessee or otherwise, re-let the premises and receive the rents therefore and apply the same, first to the payment of such expenses, reasonable attorney fees and costs as the Landlord may have been put in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Lessee shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the reentry by the Lessor, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Lessor during the remainder of the unexpired term thereof, after deducting the aforementioned expenses, fees and costs, the same to be paid as such deficiencies arise and are ascertained each month.

        (2) This lease and the term hereby created determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; hereupon, Lessor shall be- entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.



FURTHER REMEDIES OF LESSOR

     In the event of any default as above set forth in "Remedies of Lessor", the Lessor, or anyone acting on Lessor's behalf, at Lessor's option, may lease said premises or any part or part thereof to any person or persons, and on such terms and conditions as may in Lessor's discretion, seem best, and the Lessee shall be liable for any loss of rent for the balance of the then current term.

RIGHTS OF ASSIGNEE OF LESSOR

     The right to enter judgment against Lessee and to enforce all of the other provisions of this lease herein above provided for may at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, tide and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignment of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, lSm.L.99, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignment shall be executed and witnessed.

     All of the remedies herein before given to Lessor and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of its remedies or actions against the Lessee for rent due at the time of which, under the terms hereof, would in the future become due as if there had been no determination, or for sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

CONDEMNATION

     In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use this lease shall, as to the part so taken, terminate as of the date the condemnor, and rent shall abate in proportion to the square feet of lease space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid. Nothing herein contained shall be construed as a waiver of any rights Lessee may have under the Eminent Domain Code or other law against the condemning authority for removal expenses, business location damages, and/or moving expenses, providing however, that this shall in no way affect or detract from any rights of Lessor against the condemning authority.

SUBORDINATION

     This lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall, at the option of the party to whose rights this lease has been subordinated, thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid. Lessor covenants to make a good faith effort to obtain a non-disturbance agreement from Lessor's current mortgagee and any future mortgagee to permit Lessee to continue to occupy the premises as long as it is currently paying the rent and otherwise fulfilling all other obligations under the Lease Agreement.

     It is hereby mutually agreed that either party hereto may terminate this Lease at the end of said term by giving to the other party written notice thereof at least one hundred and twenty (120) days prior thereto, but in default of such notice this Lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of thirty (30) days and so on from month to month unless or until terminated by either party hereto, giving the other one hundred and twenty (120) days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this Lease be continued for a further period under the terms herein above mentioned, any allowance given Lessee on the rent during the original term shall not extend beyond such original term and further provided, however, that if Lessor, prior to the last date hereunder for giving notice of termination of the then current term, shall have given written notice of its intention to change the terms and conditions of this lease, and Lessee shall not, within ten (10) days of such notice notify Lessor of Lessee's rejection of such changes, which rejection shall constitute Lessee's notice of its intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under this Lease as modified by the terms and conditions mentioned in such notice for a further term as above provided, unless said notice shall fix a different term, in which event the term fixed in said notice shall apply. If Lessee shall give notice, as stipulated above, of its intention to vacate the demised premises at the end of the then current term, and shall fail or refuse to so vacate, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this Lease as modified by Lessor's notice shall continue thereafter with full force precisely as if such notice from Lessee had not been given, or, (b) to regard this Lease as terminated, whereupon the Lessee expressly agrees to vacate said premises within ten (10) days of the date of written notice from Lessor. If either party shall have given notice of termination in accordance with the provisions of this Lease or this Lease shall otherwise by its terms terminate, and Lessee shall fail or refuse to vacate the demised premises at the end of the then current term, then it is expressly agreed that Lessor shall have the option either of (a) disregarding such notice of termination or provision for termination as having no effect, and of regarding this Lease as having been renewed on the same terms and conditions for a further period of one year of (b) of regarding this Lease as terminated, whereupon the Lessee expressly agrees to vacate the premises within ten (10) days of the date of written notice from Lessor. Nothing herein contained shall deprive Lessor of any other rights or remedies afforded by this Lease or by law by reason of Lessee's failure to vacate the demised premises at the expiration of the then current term of this lease.

NOTICES

     All notices required to be given by Lessor to Lessee shall be sufficiently given by registered or certified mail at the address for Lessee stated on Page 1 of this Lease Agreement, and notices given by Lessee to Lessor must be given by registered or certified mail, and as against either party the only admissible evidence that notice has been given shall be a registry return receipt signed by the other party or its agent. The date of mailing shall be the valid date of service.

LEASE CONTAINS ALL AGREEMENTS

     It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or its Agent and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

HEIRS AND ASSIGNEES

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties, and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of the lease may be given by or to any one thereof and shall have the same force and effect as if given by or to all thereof. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assigns has been approved by Lessor in writing as aforesaid.

SECURITY DEPOSIT

     Lessee shall upon execution hereof deposit with the Lessor as security for the performance of all the terms, covenants and conditions of this lease the sum of Two Thousand Dollars ($2,000.00). This deposit is to be retained by the Lessor until the expiration of this lease and shall be returnable to the Lessee provided that (1) premises have been vacated; (2) Lessor shall have inspected the premises after such vacation; and (3) Lessee shall have complied with all the terms, covenants and conditions of this lease, in which event the deposit so paid hereunder shall be returned to Lessee. It is understood that the said deposit is not to be considered as the last rental due under the lease.

OPTION TO RENEW

     Lessee is hereby given the option to review this lease for a further period of one (1) year commencing at the expiration of this lease. Lessee shall exercise this option by giving Lessor at least one hundred and twenty
(120) days notice prior to the expiration of the current term. The minimum annual rental shall be the same as is currently in effect or Twenty Eight




Thousand Dollars ($28,000.00) per year payable in monthly installments of Two Thousand Three Hundred Thirty-three Dollars and Thirty-three Cents ($2,333.33).

     If Lessee exercises the first option, Lessee is hereby given an additional option to renew this lease for a further period of one year commencing at the expiration of the first option. The minimum rental to remain the same.

HEADINGS NO PART OF LEASE

     Any headings preceding the text of the several paragraphs or sub-paragraphs thereof are inserted solely for convenience of reference and shall not constitute a part of this lease nor shall they affect its meaning, construction or effect.

     IN WITNESS HEREOF, the parties hereto have executed these presents the day and year first above written and intend to be legally bound thereby.

SEALED AND DELIVERED IN THE
PRESENCE OF:                          DATARAM CORPORATION



________________________________      By:________________________
Witness                                  Authorized Signature

                                      G. S. DEVELOPERS



________________________________      By:________________________
Witness                                   Partner



                AMENDMENT AND EXTENSION TO LEASE AGREEMENT
             BETWEEN G. S. DEVELOPERS AND DATARAM CORPORATION


     The Lease Agreement dated January 31, 1995, between Leonard A. Green and Barry Silver, t/a G. S. Developers, and Dataram Corporation, as amended, is hereby further amended as follows:

     The term of the Lease is hereby extended until January 31, 2000, at which time this Lease shall terminate. Commencing December 1, 1996 until the expiration of the Lease, there shall be added to the demised premises the rear of 27 Richard Road, consisting of approximately 4000 square feet. The minimum monthly rental, as hereinafter set forth, payable in monthly installments in advance, shall be as follows:

          1. Beginning December 1, 1996 to January 31, 1997, the mimimum monthly rental shall be $3,550.00;

          2. Commencing February 1, 1997 through January 31, 1998, the minimum monthly rental shall be $3,883.33;

          3. Commencing February 1, 1998 through January 31, 2000, the minimum monthly rental shall be $4,050.00.

     If Lessor is unable to give Lessee possession of the additional demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages ot the Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties as to this Amendment to the Lease shall be suspended.

     The additional space is being rented in an "as is" condition and tenant shall be responsible to secure a Certificate of Occupancy and make such renovations as it may require. All proposed renovations shall be first submitted to the landlord for the landlord's approval. Landlord will not unreasonably withhold its consent.

     All other terms and conditions of the original Lease, except as modified by this amendment, shall remain in full force and effect.



     IN WITNESS WHEREOF, the parties have hereunto executed these presents this 9th day of October, 1996.

SEALED AND DELIVERED IN THE
PRESENCE OF:
                                       DATARAM CORPORATION



_____________________________          By:_________________________
Witness                                   Authorized Signature

                                       G. S. DEVELOPERS



_____________________________          By:_________________________
Witness                                   Partner




                     SECOND AMENDMENT TO LEASE AGREEMENT
               BETWEEN G. S. DEVELOPERS AND DATARAM CORPORATION


     The Lease Agreement dated January 31, 1995, between Leonard A. Green and Barry Silver, t/a G. S. Developers, and Dataram Corporation, as amended, is hereby further amended as follows:

     The demised premises is hereby expanded to add the front of 27 Richard Road, Ivyland, Montgomery County, PA to the rear portion, which the lessee is presently renting. The leased premises now consists of all of 27 and 29 Richard Road.

     The present tenant's lease has been terminated and has been directed to vacate the premises on or before March 20, 1997. Lessee shall take possession immediately upon the present tenant moving out of the premises. The minimum monthly rental, which lessee agrees to pay, shall be $1,550.00 per month for the additional space, commencing from the day of possession to the end of the current Lease (the rental to be apportioned if possession is not taken at beginning of a month). The new monthly minimum rental after possession shall be $5,600 for the total space occupied by Dataram.

     If Lessor is unable to give Lessee possession of the additional demised premises, as herein provided, by reason of the holding over of the current occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefore, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties as to the Amendment to the Lease shall be suspended.

     The additional space is being rented in an "as is" condition and tenant shall be responsible to secure a Certificate of Occupancy and make such renovations as it may require. All proposed renovations shall be first submitted to the landlord for the landlord's approval. Landlord will not unreasonably withhold its consent.

     In exchange for Lessor's permitting the Lessee to install air conditioning and other equipment on the roof of the leased premises, to the extent that the Lessees or their agents cause damage to the roof in the installation of such equipment and in the maintenance thereof, Lessee will be responsible for the cost of such repairs and Lessor's responsibility to maintain the roof is modified accordingly.

     Lessee agrees to install carry pads or similar product on the roof from the edge of the roof to the various units that Lessee shall maintain on the roof to create a walkway to and around the said installation.

     The security deposit shall in increased from $2,000.00 to $5,600.00.

     The option to renew is hereby amended to read as follows:



     Lessee is hereby given the option to renew this lease for a further period of one (1) year commencing at the expiration of this lease. Lessee shall exercise this option by giving Lessor at least one hundred and twenty
(120) days notice prior to the expiration of the current term. The minimum annual rental shall be Seventy-Two Thousnad Dollars ($72,000.00) per year payable in monthly installments of Six Thousand Dollars ($6,000.00).

     All other terms and conditions of the original Lease, except as modified by this amendment, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto executed these presents this 26th day of Februray, 1997.

SEALED AND DELIVERED IN THE
PRESENCE OF:
                                       DATARAM CORPORATION



_____________________________          By:_________________________
Witness                                   Authorized Signature

                                       G. S. DEVELOPERS



_____________________________          By:_________________________
Witness                                   Partner




                      THIRD AMENDMENT TO LEASE AGREEMENT
               BETWEEN G. S. DEVELOPERS AND DATARAM CORPORATION


     The Lease Agreement dated January 31, 1995, between G.S Developers, and Dataram Corporation, as amended, is hereby further amended as follows:

     The demised premise is hereby expanded to add 25 Richards Road Ivyland, Montgomery County Pennsylvania. The leased premise now consists of all 25,27 and 29 Richards Road.

     The lessee shall take possession immediately. The minimum rental which lessee agrees to pay is $3000.00 per month for the additional space commencing from clay of May 1, 1998 possession to the end of the current lease to Januazy 3l, 2000. The new aggregate monthly minimum rental shall be $9000.00 for the total spare occupied by Dataram.

     The additional spare is being rented in an "as is" condition and lessee shall be responsible for securing a certificate of occupancy and to make such renovations as it may require. All proposed renovations shall be first submitted to the landlord for landlord's approval. Landlord will not unreasonably withhold its consent.

     All other terms and conditions of the original Lease, except as modified by this Amendment shall remain in full force and effort.

     IN WITNESS WHEREOF, the parties have hereunto executed these presents this 1st day of May 1998.

SEALED AND DELIVERED IN THE
PRESENCE OF:
                                       DATARAM CORPORATION



_____________________________          By:_________________________
Witness                                   Authorized Signature

                                       G. S. DEVELOPERS



_____________________________          By:_________________________
Witness                                   Partner






                    FOURTH AMENDMENT TO LEASE AGREEMENT
             BETWEEN G. S. DEVELOPERS AND DATARAM CORPORATION

     The Lease Agreement dated January 31,1995 and the Amendments thereto between G.S. Developers and Dataram Corporation is hereby further amended as follows:

     The demised premises is hereby expanded to add 23 Richard Road, Ivyland, Bucks County, Pennsylvania. The leased premises will now consist of 23, 25, 27 and 29 Richard Road, Ivyland, Bucks County, Pennsylvania.

     The Lessee shall take possession April 1, 2000 and the minimum monthly rental which Lessee agrees to pay for the additional space is Three Thousand Five Hundred Dollars ($3,500.00) per month from April 1, 2000 until January 31, 2002. The new aggregate annual minimum rental shall be One Hundred Sixty Two Thousand Dollars ($162,000.00) for the total space occupied by Dataram.

     The additional space is being rented in an "As Is" condition and Lessee shall be responsible for securing a Certificate of Occupancy and to make such renovations or improvements as it may require. All proposed renovations shall be first submitted to Landlord for Landlord's approval, which approval will not be unreasonably be withheld.

     The security deposit is to be increased to Twelve Thousand Five Hundred Dollars ($12,500.00). The option to renew is hereby amended to read as follows:

     G.S. Developers will give Dataram Corporation an option to renew for two more years at a minimum monthly rental of Fourteen Thousand Dollars ($14,000.00) per month at an aggregate minimum annual rental of One Hundred Sixty Eight Thousand Dollars ($168,000.00) for premises 23, 25, 27 and 29 Richard Road, Ivyland, Bucks County, PA, from February 1, 2002 to January 31, 2004.

     All other terms and conditions of the original lease and the amendments thereto, except as expressly modified by this amendment, shall remain in full force and effect and are incorporated herein by reference as if the same were more fully set forth at length.



IN WITNESS WHEREOF, the parties have hereunto executed these presents this 21st day of March, 2000.

SEALED AND DELIVERED IN THE
PRESENCE OF:
                                       DATARAM CORPORATION



_____________________________          By:_________________________
Witness                                   Authorized Signature

                                       G. S. DEVELOPERS



_____________________________          By:_________________________
Witness                                   Partner





                     FIFTH AMENDMENT TO LEASE AGREEMENT
             BETWEEN G.S. DEVELOPERS AND DATARAM CORPORATION

     The Lease Agreement dated January 31,1995 and the Amendments thereto between G.S. Developers and Dataram Corporation is hereby further amended as follows:

The minimum annual rental for the period of February 1, 2002 through January 31, 2003, shall be One Hundred Seventy Six Thousand Dollars ($176,000.00), payable in monthly increments of Fourteen Thousand Six Hundred Sixty Six Dollars and Sixty Six Cents ($14,666.66).

     The aggregate minimum rental for the period of February 1, 2003 through January 31, 2004, shall be One Hundred Eighty Four Thousand Dollars ($184,000.00), payable in monthly increments of Fifteen Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($15,333.33).

     The aggregate minimum rental for the period of February 1, 2004 through January 31, 2005, shall be One Hundred Ninety Two Thousand Dollars ($192,000.00), payable in monthly increments of Sixteen Thousand Dollars ($16,000.00).

     The aggregate minimum rental for the period of February 1, 2005 through January 31, 2006, shall be Two Hundred Thousand Dollars ($200,000.00), payable in monthly increments of Sixteen Thousand Six Hundred Sixty Six Dollars and Sixty Six Cents ($16,666.66).



     Lessor hereby grants to Lessee an option to renew for an additional two
(2) years at an aggregate minimum rental of Two Hundred Eight Thousand Dollars ($208,000.00), payable in monthly increments of Seventeen Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($17,333.33).

     For the period of February 1, 2006 through January 31, 2008, Lessee shall exercise the option to renew by giving Lessor written notice at least ninety (90) days prior to February 1, 2006 and in default of such notice this option shall become null and void.

      All other terms and conditions of the original lease and any amendments thereto, except as expressly modified hereby, shall remain in full force and effect and are incorporated herein by reference as if the same were more fully set forth herein at length.

     IN WITNESS WHEREOF, the parties have hereunto executed these presents this 4 day of April, 2000.

SEALED AND DELIVERED IN THE
PRESENCE OF:
                                       DATARAM CORPORATION



_____________________________          By:_________________________
Witness                                   Authorized Signature

                                       G. S. DEVELOPERS



_____________________________          By:_________________________
Witness                                   Partner